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                              STATE OF CALIFORNIA

                               SECRETARY OF STATE
                             CERTIFICATE OF MERGER

       IMPORTANT - Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15678.4, California
                               Corporations Code.
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
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1. NAME OF SURVIVING [ ] LIMITED PARTNERSHIP [X] CORPORATION [ ] OTHER ____________  2. FILE NO.
     ALPINE PICTURES INTERNATIONAL, INC.                                             1976189
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ADDRESS:                                                                             4. STATE/COUNTRY OF FORMATION
     6919 Valjean Avenue, Van Nuys, California 91406                                    California
CITY:                         STATE:                   ZIP CODE:
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2. NAME OF DISAPPEARING [X] LIMITED PARTNERSHIP [ ] CORPORATION [ ] OTHER _________  5. FILE NO.    7. STATE/COUNTRY
     Alpine Releasing Partners I, L.P.                                               9622500006        OF FORMATION
                                                                                                              CA
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3. THIS MERGER IS EFFECTIVE: (NOT TO EXCEED 90 DAYS FROM DATE OF FILING)
   (IF NO DATE IS INDICATED, THIS MERGER WILL BE EFFECTIVE UPON FILING WITH
   THIS OFFICE.)                                            MONTH  2       DAY  15        YEAR 98
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4. IF A VOTE OF THE LIMITED PARTNERS IS REQUIRED UNDER SECTION 15678.4(aX2), COMPLETE THE FOLLOWING.
   NAMES OF CONSTITUENT LIMITED PARTNERSHIPS       PERCENTAGE OF VOTE REQUIRED    PERCENTAGE OF VOTE OBTAINED
     Alpine Releasing Partners I, L.P.                      51%                           88.3%
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                     SECTION APPLICABLE ONLY IF SURVIVING ENTITY IS A LIMITED PARTNERSHIP
                                        ENTER CHANGES ONLY IN ITEM 10
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10. CHANGES TO THE SURVIVING LIMITED PARTNERSHIP RECORD RESULTING FROM THIS MERGER ARE AS FOLLOWS:
    (COMPLETE APPROPRIATE SUB-SECTIONS, CONTINUE ON SECOND PAGE IF NECESSARY).
    A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
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    B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                     C: CALIFORNIA OFFICE ADDRESS CHANGE: (FOR FOREIGN
                                                                         LIMITED PARTNERSHIPS ONLY)
       ADDRESS:                                                          ADDRESS:
       CITY:             STATE:         ZIP CODE:                        CITY:            STATE:         ZIP CODE:
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    D. GENERAL PARTNER(S) WITHDRAWN:                                  E: GENERAL PARTNER ADDED:
       NAME:                                                             NAME:
       NAME:                                                             ADDRESS:
---------------------------------------------------------------------    CITY:            STATE:         ZIP CODE:
    F. GENERAL PARTNER ADDRESS CHANGE:                                --------------------------------------------
       NAME:                                                          G: INFORMATION CONCERNING THE AGENT FOR SERVICE
       ADDRESS:                                                          OF PROCESS HAS BEEN CHANGED TO:
       CITY:             STATE:         ZIP CODE:                        NAME:
---------------------------------------------------------------------    ADDRESS:
    H. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND        CITY:            STATE: CA      ZIP CODE:
       FILE CERTIFICATES IS CHANGED TO:                               --------------------------------------------
               (PLEASE INDICATE NUMBER ONLY [ ]
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11. NUMBER OF PAGES ATTACHED, IF ANY [ ]
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12. IT IS HEREBY DECLARED THAT WE ARE THE PERSONS WHO EXECUTED THIS        THIS SPACE FOR FILING OFFICER USE
    CERTIFICATE OF MERGER WHICH EXECUTION IS OUR ACT AND DEED.
    (SEE INSTRUCTIONS)

Alpine Pictures International, Inc.          Alpine Releasing partners I, L.P.
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NAME OF SURVIVING BUSINESS ENTITY            NAME OF SURVIVING BUSINESS ENTITY

/s/ Rene Torres                              /s/ Rene Torres
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SIGNATURE                                    SIGNATURE

Rene Torres, President                       Rene Torres, President of the
-----------------------------------          ------------ General Partner
POSITION                                     POSITION OR TITLE

                                             ---------------------------------
/S/ Tom Harrison                             NAME OF DISAPPEARING BUSINESS ENTITY
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SECOND SIGNATURE (IF REQUIRED)               ---------------------------------
                                             SIGNATURE

Secretary
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POSITION OR TITLE                            POSITION OR TITLE
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13. RETURN ACKNOWLEDGMENT TO:

NAME           Rene Torres, President
ADDRESS        Alpine Pictures International, Inc.
CITY           6919 Valjean Avenue
STATE          Van Nuys, CA  91406
ZIP CODE
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